                              AMSOUTH MUTUAL FUNDS

                                  GROWTH FUNDS

                       SUPPLEMENT DATED FEBRUARY 16, 1996
                     TO PROSPECTUS DATED NOVEMBER 30, 1995

Capitalized terms used in this Supplement have the meaning assigned to them in the Prospectus.

The Fee Table that appears on page 2 is amended as follows to reflect a change in the Management Fees of the Balanced Fund resulting from a termination of the Voluntary Fee Reduction:

                                   FEE TABLE

                                                                                               Regional
                                                                             Equity             Equity            Balanced
                                                                              Fund               Fund               Fund
                                                                             ------            --------             ----
                    Shareholder Transaction Expenses1
                    --------------------------------

                          Maximum Sales Load Imposed on Purchases            4.50%              4.50%                4.50%
                          (as a percentage of offering price)


                          Maximum Sales Load Imposed on Reinvested             0%                 0%                   0%
                          Dividends (as a percentage of offering price)


                          Deferred Sales Load (as a percentage
                          of original purchase price or redemption
                          proceeds, as applicable)                              0%                 0%                   0%

                          Redemption Fees (as a percentage                      0%                 0%                   0%
                          of amount redeemed, if applicable)2

                          Exchange Fee                                         $0                 $0                   $0

                    Annual Fund Operating Expenses
                    ------------------------------
                      (as a percentage of net assets)

                          Management Fees                                     .80%               .80%                 .80%

                          12b-1 Fees                                          .00%               .00%                 .00%

                          Other Expenses (After Voluntary Fee                 .23%               .27%                 .24%
                          Reduction) 3

                          Total Fund Operating Expenses4                     1.03%              1.07%                1.04%
                                                                             =====              =====                ======

Example:

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                           1 Year           3 Years          5 Years          10 Years
                                           ------           -------          -------          --------
Equity Fund                                $55              $76              $99              $165
Regional Equity Fund                       $55              $78              $101             $170
Balanced Fund                              $55              $77              $100             $166
--------------------

         1 AmSouth Bank of Alabama and its correspondent or affiliated banks may charge a Customer's (as defined in the Prospectus) account fees for automatic investment and other cash management services provided in connection with investment in the Funds. (See "HOW TO PURCHASE AND REDEEM SHARES - Purchases of Shares.")

         2 A wire redemption charge is deducted from the amount of a wire redemption payment made at the request of a shareholder. (See "HOW TO PURCHASE AND REDEEM SHARES - Redemption by Telephone.")

         3 Absent the voluntary reduction of administration fees, Other Expenses are estimated to be .31% for the Equity Fund, .35% for the Regional Equity Fund and .32% for the Balanced Fund.

         4 In the absence of any voluntary reduction in administration fees, Total Fund Operating Expenses are estimated to be 1.11% for the Equity Fund, 1.15% for the Regional Equity Fund and 1.12% for the Balanced Fund.

         The purpose of the table above is to assist an investor in the Fund in understanding the various costs and expenses that an investor in a Growth Fund will bear directly or indirectly. See "MANAGEMENT OF AMSOUTH MUTUAL FUNDS" for a more complete discussion of annual operating expenses of the Growth Funds. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              AMSOUTH MUTUAL FUNDS
                                  GROWTH FUNDS

3435 Stelzer Road                                     For current yield, purchase, and redemption
Columbus, Ohio 43219                                  information, call (800) 451-8382

     The AmSouth Mutual Funds Growth Funds (the "Growth Funds") are three of twelve separate investment funds of AmSouth Mutual Funds (the "Trust"), a diversified, open-end management investment company. Each of the Growth Funds has a different investment objective and the net asset value per share of each Growth Fund will fluctuate as the value of such Growth Fund's investment portfolio changes in response to changing market conditions and other factors.

     AMSOUTH EQUITY FUND (the "Equity Fund") seeks growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stocks. The production of income is an incidental objective. AmSouth Bank of Alabama, Birmingham, Alabama ("AmSouth"), the Growth Funds' investment advisor, will seek opportunities for the Equity Fund in securities that are believed to represent investment value. (See "INVESTMENT OBJECTIVES AND POLICIES.")

     AMSOUTH REGIONAL EQUITY FUND (the "Regional Equity Fund") seeks growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks, such as convertible bonds and convertible preferred stocks, of companies headquartered in the Southern Region of the United States. The Southern Region of the United States includes Alabama, Florida, Georgia, Louisiana, Mississippi, North Carolina, South Carolina, Tennessee and Virginia. The production of income is an incidental objective. AmSouth will seek opportunities for the Regional Equity Fund in securities that are believed to represent investment value. (See "INVESTMENT OBJECTIVES AND POLICIES.")

     AMSOUTH BALANCED FUND (the "Balanced Fund") seeks to obtain long-term capital growth and produce a reasonable amount of current income through a moderately aggressive investment strategy. The Balanced Fund seeks to achieve this objective by investing in a broadly diversified portfolio of securities, including common stocks, preferred stocks and bonds. AmSouth will seek opportunities for the Balanced Fund in securities that are believed to represent investment value. (See "INVESTMENT OBJECTIVES AND POLICIES.")

     AmSouth Bank of Alabama, Birmingham, Alabama ("AmSouth"), acts as the investment advisor to each Growth Fund. BISYS Fund Services, Limited Partnership ("BISYS Fund Services"), formerly The Winsbury Company, Columbus, Ohio, acts as the Growth Funds' distributor.

     This Prospectus relates only to the Growth Funds. Interested persons who wish to obtain a copy of the prospectuses of the AmSouth Prime Obligations Fund, the AmSouth U.S. Treasury Fund, and the AmSouth Tax Exempt Fund (the "Money Market Funds"); the AmSouth Bond Fund, the AmSouth Limited Maturity Fund, and the AmSouth Government Income Fund (the "Income Funds"); or the AmSouth Municipal Bond Fund, the AmSouth Alabama Tax-Free Fund and the AmSouth Florida Tax-Free Fund (the "Tax-Free Funds") may contact the Trust's distributor at the telephone number shown above. Additional information about the Growth Funds, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to the Trust at its address or by calling the Trust at the telephone number shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

     This Prospectus sets forth concisely the information about the Growth Funds that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference.
THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR
    GUARANTEED BY AMSOUTH OR ANY OF ITS AFFILIATES. THE TRUST'S SHARES
       ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE
         CORPORATION, THE FEDERAL RESERVE BOARD OR BY ANY OTHER
             AGENCY. AN INVESTMENT IN THE TRUST'S SHARES INVOLVES
                INVESTMENT RISKS, INCLUDING LOSS OF PRINCIPAL.
                            ------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE COMMISSION ("COMMISSION") OR ANY STATE SECURITIES COMMISSION
     NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED
       UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
         REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------

               The date of this prospectus is November 30, 1995.

                                   THE TRUST

    The Trust is a diversified, open-end management investment company. The Trust consists of twelve series of units of beneficial interest ("Shares"), each representing interests in one of twelve separate investment funds (the "Funds").

    This Prospectus relates only to the Growth Funds. Interested persons who wish to obtain a copy of the prospectuses of the Money Market Funds, the Income Funds, or the Tax-Free Funds may contact the Trust at the telephone number shown on the front cover of this Prospectus.
                                   FEE TABLE

                                                                                             REGIONAL
                                                                              EQUITY         EQUITY       BALANCED
                                                                               FUND           FUND         FUND
                                                                            -----------      -------      ------
SHAREHOLDER TRANSACTION EXPENSES1
    Maximum Sales Load Imposed on Purchases
      (as a percentage of offering price)................................       4.50%          4.50%       4.50%
    Maximum Sales Load Imposed on Reinvested Dividends
      (as a percentage of offering price)................................          0%             0%          0%
    Deferred Sales Load (as a percentage of original purchase price or
      redemption proceeds, as applicable)................................          0%             0%          0%
    Redemption Fees (as a percentage of amount redeemed, if
      applicable)2.......................................................          0%             0%          0%
    Exchange Fee.........................................................         $0             $0          $0
ANNUAL FUND OPERATING EXPENSES
 (as a percentage of net assets)
    Management Fees (After Voluntary Fee Reduction for the Balanced
      Fund)..............................................................        .80%           .80%        .70%3
    12b-1 Fees...........................................................        .00%           .00%        .00%
    Other Expenses (After Voluntary Fee Reduction)4......................        .23%           .27%        .24%
                                                                                 ---         -------      ------
    Total Fund Operating Expenses5.......................................       1.03%          1.07%        .94%
                                                                            ==========       =========    =======
EXAMPLE:
    You would pay the following expenses on a $1,000 investment, assuming
      (1) 5% annual return and (2) redemption at the end of each time period:

                                                                      1 YEAR      3 YEARS      5 YEARS      10 YEARS
                                                                      ------      -------      -------      --------
Equity Fund........................................................    $ 55         $76         $  99         $165
Regional Equity Fund...............................................    $ 55         $78         $ 101         $170
Balanced Fund......................................................    $ 54         $74         $  95         $155

------------

1 AmSouth Bank of Alabama and its correspondent or affiliated banks may charge a Customer's (as defined in the Prospectus) account fees for automatic investment and other cash management services provided in connection with investment in the Funds. (See "HOW TO PURCHASE AND REDEEM SHARES -- Purchases of Shares.")

2 A wire redemption charge is deducted from the amount of a wire redemption payment made at the request of a shareholder. (See "HOW TO PURCHASE AND REDEEM SHARES -- Redemption by Telephone.")

3 Absent the voluntary reduction of investment advisory fees, Management Fees as a percentage of average net assets would be .80% for the Balanced Fund. (See "MANAGEMENT OF AMSOUTH MUTUAL FUNDS -- Investment Advisor.")

4 Absent the voluntary reduction of administration fees, Other Expenses are estimated to be .31% for the Equity Fund, .35% for the Regional Equity Fund and .32% for the Balanced Fund.

5 In the absence of any voluntary reduction in investment advisory and administration fees, Total Fund Operating Expenses are estimated to be 1.11% for the Equity Fund, 1.15% for the Regional Equity Fund and 1.12% for the Balanced Fund.

    The purpose of the table above is to assist an investor in the Fund in understanding the various costs and expenses that an investor in a Growth Fund will bear directly or indirectly. See "MANAGEMENT OF AMSOUTH MUTUAL FUNDS" for a more complete discussion of annual operating expenses of the Growth Funds. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

    The table below sets forth certain financial information concerning the investment results for each of the Growth Funds for the periods indicated. This information has been derived from financial statements audited by Coopers & Lybrand L.L.P., independent accountants for the Trust, whose report thereon is included in the Statement of Additional Information. Further financial data is included in the Statement of Additional Information.

                                                                               EQUITY FUND
                                         ----------------------------------------------------------------------------------------
                                                                                                                     DECEMBER 1,
                                                                   YEAR ENDED JULY 31,                                 1988 TO
                                         -----------------------------------------------------------------------       JULY 31,
                                           1995         1994         1993         1992        1991        1990         1989(A)
                                         --------     --------     --------     --------     -------     -------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD...  $  14.82     $  14.38     $  13.40     $  12.57     $ 11.99     $ 12.18        $10.00
                                         --------     --------     --------     --------     -------     -------        ------
INVESTMENT ACTIVITIES
 Net Investment income.................      0.33         0.28         0.28         0.32        0.36        0.37          0.22
 Net realized and unrealized gain
   (loss) on investments...............      2.39         0.83         1.48         1.20        0.61       (0.17)         2.16
                                         --------     --------     --------     --------     -------     -------        ------
   Total from Investment Activities....      2.72         1.11         1.76         1.52        0.97        0.20          2.38
                                         --------     --------     --------     --------     -------     -------        ------
DISTRIBUTIONS
 Net investment income.................     (0.32)       (0.28)       (0.29)       (0.33)      (0.37)      (0.35)        (0.20)
 Net realized gains....................     (0.47)       (0.39)       (0.49)       (0.36)      (0.02)      (0.04)
                                         --------     --------     --------     --------     -------     -------        ------
   Total Distributions.................     (0.79)       (0.67)       (0.78)       (0.69)      (0.39)      (0.39)        (0.20)
                                         --------     --------     --------     --------     -------     -------        ------
NET ASSET VALUE, END OF PERIOD.........  $  16.75     $  14.82     $  14.38     $  13.40     $ 12.57     $ 11.99        $12.18
                                         ==========   ==========   ==========   ==========   ========    ========    ==============
 Total Return (Excluding Sales
   Charge).............................     19.27%        7.90%       13.81%       12.94%       8.46%       1.66%        24.06%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets at end of period (000).....  $275,757     $205,611     $153,074     $107,934     $32,406     $14,383        $5,476
 Ratio of expenses to average net
   assets..............................      1.03%        0.94%        0.95%        1.01%       1.15%       1.11%         1.16%(b)
 Ratio of net investment income to
   average net assets..................      2.17%        1.93%        2.08%        2.50%       3.16%       3.16%         2.91%(b)
 Ratio of expenses to average net
   assets*.............................      1.11%        1.11%        1.13%        1.15%       1.26%       1.41%         2.34%(b)
 Ratio of net investment income to
   average net assets*.................      2.09%        1.76%        1.90%        2.36%       3.04%       2.86%         1.73%(b)
PORTFOLIO TURNOVER.....................     19.46%       11.37%       15.12%      113.12%      15.78%      14.89%         4.03%

                                                                              REGIONAL EQUITY FUND
                                                ---------------------------------------------------------------------------------
                                                                                                                     DECEMBER 1,
                                                                       YEAR ENDED JULY 31,                             1988 TO
                                                -----------------------------------------------------------------      JULY 31,
                                                 1995        1994        1993        1992        1991       1990       1989(A)
                                                -------     -------     -------     -------     ------     ------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD..........  $ 16.68     $ 16.74     $ 14.86     $ 13.44     $12.45     $11.64       $10.00
                                                -------     -------     -------     -------     ------     ------       ------
INVESTMENT ACTIVITIES
 Net Investment income........................     0.23        0.23        0.19        0.23       0.26       0.23         0.14
 Net realized and unrealized gain (loss) on
   investments................................     2.26        0.58        2.09        2.34       1.20       0.84         1.64
                                                -------     -------     -------     -------     ------     ------       ------
   Total from Investment Activities...........     2.49        0.81        2.28        2.57       1.46       1.07         1.78
                                                -------     -------     -------     -------     ------     ------       ------
DISTRIBUTIONS
 Net investment income........................    (0.23)      (0.23)      (0.20)      (0.23)     (0.26)     (0.22)       (0.14)
 Net realized gains...........................                (0.41)      (0.20)      (0.92)     (0.21)     (0.04)
 In excess of net realized gains..............                (0.23)
                                                -------     -------     -------     -------     ------     ------       ------
   Total Distributions........................    (0.23)      (0.87)      (0.40)      (1.15)     (0.47)     (0.26)       (0.14)
                                                -------     -------     -------     -------     ------     ------       ------
NET ASSET VALUE, END OF PERIOD................  $ 18.94     $ 16.68     $ 16.74     $ 14.86     $13.44     $12.45       $11.64
                                                ========    ========    ========    ========    =======    =======   ==============
 Total Return (Excluding Sales Charge)........    15.10%       4.87%      15.53%      20.66%     12.52%      9.41%       17.79%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets at end of period (000)............  $68,501     $54,744     $41,347     $15,707     $7,853     $3,161       $2,523
 Ratio of expenses to average net assets......     1.07%       0.79%       0.80%       0.91%      0.79%      1.22%        1.41%(b)
 Ratio of net investment income to average net
   assets.....................................     1.35%       1.36%       1.17%       1.61%      2.21%      1.92%        1.98%(b)
 Ratio of expenses to average net assets*.....     1.15%       1.24%       1.28%       1.36%      1.58%      2.32%        2.65%(b)
 Ratio of net investment income to average net
   assets*....................................     1.27%       0.90%       0.69%       1.16%      1.42%      0.82%        0.74%(b)
PORTFOLIO TURNOVER............................    14.25%       5.83%      10.22%      24.99%     14.41%     14.00%        1.13%

------------
 * During the period the investment advisory and/or administration fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Annualized.

                                                                      BALANCED FUND
                                                 --------------------------------------------------------
                                                       YEAR ENDED JULY 31,
                                                 --------------------------------     DECEMBER 19, 1991
                                                   1995        1994        1993      TO JULY 31, 1992(A)
                                                 --------    --------    --------    --------------------
NET ASSET VALUE, BEGINNING OF PERIOD..........   $  11.81    $  11.86    $  11.12          $  10.00
                                                 --------    --------    --------       -----------
INVESTMENT ACTIVITIES
  Net Investment income.......................       0.47        0.42        0.44              0.27
  Net realized and unrealized gain (loss) on
     investments..............................       1.24        0.18        0.80              1.09
                                                 --------    --------    --------       -----------
     Total from Investment Activities.........       1.71        0.60        1.24              1.36
                                                 --------    --------    --------       -----------
DISTRIBUTIONS
  Net investment income.......................      (0.46)      (0.42)      (0.45)            (0.24)
  Net realized gains..........................      (0.30)      (0.23)      (0.05)
                                                 --------    --------    --------       -----------
     Total Distributions......................      (0.76)      (0.65)      (0.50)            (0.24)
                                                 --------    --------    --------       -----------
NET ASSET VALUE, END OF PERIOD................   $  12.76    $  11.81    $  11.86          $  11.12
                                                 ========    ========    ========    ==============
  Total Return (Excluding Sales Charge).......      15.27%       5.13%      11.47%            13.71%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000)...........   $295,509    $236,306    $179,134          $143,813
  Ratio of expenses to average net assets.....       0.94%       0.84%       0.84%             0.83%(b)
  Ratio of net investment income to average
     net assets...............................       3.91%       3.56%       3.90%             4.45%(b)
  Ratio of expenses to average net assets*....       1.12%       1.11%       1.12%             1.17%(b)
  Ratio of net investment income to average
     net assets*..............................       3.73%       3.28%       3.62%             4.10%(b)
PORTFOLIO TURNOVER............................      16.97%      14.43%      11.09%            23.18%

------------
  * During the period the investment advisory and administration fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Annualized.

                       INVESTMENT OBJECTIVES AND POLICIES

  THE EQUITY FUND AND THE REGIONAL EQUITY FUND seek capital growth by investing primarily in a diversified portfolio of common stock and securities convertible into common stock, such as convertible bonds and convertible preferred stock. In the case of the Regional Equity Fund, such securities must be issued by companies headquartered in the Southern Region of the United States which includes Alabama, Florida, Georgia, Louisiana, Mississippi, North Carolina, South Carolina, Tennessee and Virginia. The production of current income is an incidental objective of both the Equity Fund and the Regional Equity Fund.

  THE BALANCED FUND seeks to obtain long-term capital growth and produce a reasonable amount of current income through a moderately aggressive investment strategy. The Balanced Fund seeks to achieve this objective by investing in a broadly diversified portfolio of securities, including common stocks, preferred stocks and bonds.

  The investment objective of a Growth Fund may not be changed without a majority of the outstanding shares of that Fund (as defined in "GENERAL INFORMATION -- Miscellaneous"). There can be no assurance that the investment objectives of any of the Growth Funds will be achieved.

  As investment advisor to the Growth Funds, AmSouth will seek to invest in equity securities which are believed to represent investment value. Factors which AmSouth may consider in selecting equity securities include industry and company fundamentals, historical price relationships, and/or underlying asset value. The Equity Fund will invest primarily in domestic and foreign companies, and the Regional Equity Fund and the Balanced Fund will invest principally in domestic companies, in each case in a variety of industries. Most companies in which the Growth Funds will invest will be listed on national securities exchanges.

  AmSouth will also use a variety of economic projections, technical analysis, and earnings projections in formulating individual stock purchase and sale decisions. AmSouth will select investments that it believes have basic investment value which will eventually be recognized by other investors, thus increasing their value to the Growth Funds. In the selection of the Growth Funds' investments, AmSouth may therefore be making investment decisions which could be contrary to the present expectations of other professional investors. These decisions may involve greater risks compared to other mutual funds, of either (a) more accurate assessment by other investors, in which case losses may be incurred by a Growth Fund, or (b) long delay in investor recognition of the accuracy of the investment decisions of a Growth Fund, in which case invested capital of a Growth Fund in an individual security or group of securities may not appreciate for an extended period.

  The equity securities in which the Growth Funds may invest may be subject to wider fluctuations in value than some other forms of investment. Depending upon the performance of a Growth Fund's investments, the net asset value per Share of such Fund may decrease instead of increase.

  The portion of the Balanced Fund's assets invested in equity and debt securities will vary in accordance with economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each investment medium. Although the Balanced Fund seeks to reduce the risks associated with any one investment medium by utilizing a variety of investments, performance will depend upon additional factors such as timing and mix and the ability of AmSouth to judge and react to changing market conditions.

  Each Growth Fund may provide current income. Because the Balanced Fund will invest in both debt and equity securities, the Balanced Fund is expected to produce a higher level of current income than the Equity Fund and the Regional Equity Fund. The current income provided by each of the Growth Funds is likely to be less than income produced by income funds.

  THE EQUITY FUND will normally invest at least 80% of the value of its total assets in common stocks and securities convertible into common stocks, such as convertible bonds and convertible preferred stocks, believed by AmSouth to be undervalued. Under normal market conditions, the Equity Fund may also invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, and warrants, obligations with maturities of 12 months or less such as commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, money market mutual funds, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. The Equity Fund will not invest more than 15% of its net assets in time deposits with maturities in excess of seven days which are subject to penalties upon early withdrawal. If deemed appropriate for temporary defensive purposes, the Equity Fund may increase its holdings in short-term obligations to over 20% of its total assets and may also hold uninvested cash pending investment. The Fund may also write covered call options. See "Options".

  THE REGIONAL EQUITY FUND will normally invest at least 65% of the value of its total assets in common stocks and securities convertible into common stocks believed by AmSouth to be undervalued of companies headquartered in the Southern Region as defined above. Under normal market conditions, the Regional Equity Fund may also invest up to 35% of the value of its total assets in common stocks and securities convertible into common stock of companies headquartered outside the Southern Region, preferred stocks, corporate bonds, notes, and warrants, obligations with maturities of 12 months or less such as commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, money market mutual funds, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. The Regional Equity Fund will not invest more than 15% of its net assets in time deposits with maturities in excess of seven days which are subject to penalties upon early withdrawal. If deemed appropriate for temporary defensive purposes, the Regional Equity Fund may increase its holdings in short-term obligations to over 35% of its total assets and may also hold uninvested cash pending investment. The Regional Equity Fund may also write covered call options. See "Options".

  The Regional Equity Fund will normally invest at least 65% of the value of its total assets in common stock and securities convertible into common stock of companies headquartered in the Southern Region. There can be no assurance that the economy of the Southern Region or the companies headquartered in the Southern Region will grow in the future or that a company headquartered in the Southern Region whose assets, revenues or employees are located substantially outside of the Southern Region will share in any economic growth of the Southern Region. Additionally, any localized negative economic factors or possible physical disasters in the Southern Region area could have a much greater impact on the Regional Equity Fund's assets than on similar funds whose investments are geographically more diverse.

  THE BALANCED FUND will normally invest in equity securities consisting of common stocks but may also invest in other equity-type securities such as warrants, preferred stocks and convertible debt instruments. The Fund's equity investments will be in companies with a favorable outlook and believed by AmSouth to be undervalued. The Balanced Fund's debt securities will consist of securities such as bonds, notes, debentures and money market instruments. The average dollar-weighted portfolio maturity of debt securities held by the Balanced Fund will vary according to market conditions and interest rate cycles and will range between 1 year and 30 years under normal market conditions. The Balanced Fund's debt securities will consist of high grade securities, which are those securities rated in one of the three highest rating categories by a nationally recognized statistical rating organization (an "NRSRO") at the time of purchase, or if not rated, found the by the investment advisor under guidelines established by the Trust's Board of Trustees to be of comparable quality. (For a further description of these bond ratings, see the Appendix to the Trust's Statement of Additional Information.) In the event that the rating of any debt securities held by the Balanced Fund falls below the third highest by an NRSRO the Fund will not be obligated to dispose of such obligations and may continue to hold such obligations if, in the opinion of AmSouth, such investment is considered appropriate under the circumstances.

  It is a fundamental policy of the Balanced Fund that it will invest at least 25% of its total assets in fixed-income securities. For this purpose, fixed-income securities include debt securities, preferred stock and that portion of the value of securities convertible into common stock, including convertible preferred stock and convertible debt, which is attributable to the fixed-income characteristics of those securities.

FOREIGN INVESTMENTS

  Each of the Growth Funds may invest in foreign securities through the purchase of American Depository Receipts or the purchase of securities on the Toronto Stock Exchange, but will not do so if immediately after a purchase and as a result of the purchase the total value of such foreign securities owned by such Fund would exceed 25% (20% for the Balanced Fund) of the value of the total assets of such Fund. Each of the Growth Funds may also invest in securities issued by foreign branches of U.S. banks and foreign banks and in Canadian Commercial Paper and Europaper. Investment in foreign securities is subject to special risks, such as future adverse political and economic developments, possible seizure, currency blockage, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source and the adoption of other foreign governmental restrictions. Additional risks include currency exchange risks, less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore less liquidity and greater price volatility than U.S. securities, and the risk that custodian and brokerage costs may be higher.

WHEN-ISSUED SECURITIES

  Each of the Growth Funds may also purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield, and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. The Growth Funds will generally not pay for such securities or start earning interest on them until they are received. When a Growth Fund agrees to purchase securities on a "when-issued" basis, the Trust's custodian will set aside cash or liquid Fund securities equal to the amount of the commitment in a segregated account. Securities purchased on a "when-issued" basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Each of the Growth Funds expects that commitments to purchase "when-issued" securities will not exceed 25% of the value of its total assets under normal market conditions, and that a commitment to purchase "when-issued" securities will not exceed 60 days. In the event its commitment to purchase "when-issued" securities ever exceeded 25% of the value of its assets, a Growth Fund's liquidity and the investment advisor's ability to manage it might be adversely affected. The Growth Funds do not intend to purchase "when-issued" securities for speculative purposes, but only for the purpose of acquiring portfolio securities.

OPTIONS

  Each of the Growth Funds may engage in writing call options from time to time as AmSouth deems to be appropriate. Options are written solely as covered call options (options on securities owned by the Fund). Such options must be listed on a national securities exchange and issued by the Options

Clearing Corporation. In order to close out an option position, a Growth Fund will enter into a "closing purchase transaction" -- the purchase of a call option on the same security with the same exercise price and expiration date as any call option which it may previously have written on any particular securities. When the portfolio security is sold, the Growth Fund effects a closing purchase transaction so as to close out any existing call option on that security. If the Growth Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or the Growth Fund delivers the underlying security upon exercise. When writing a covered call option, a Growth Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline.

  The Balanced Fund may purchase put options from time to time as AmSouth deems to be appropriate. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. Puts may be acquired by the Balanced Fund to facilitate the liquidity of the portfolio assets. Puts may also be used to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security. The Balanced Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to the Balanced Fund upon its exercise of a "put" is normally (i) the Balanced Fund's acquisition cost of the securities subject to the put (excluding any accrued interest which the Fund paid on the acquisition), less any amortized market premium or plus any accreted market or original issue discount during the period the Balanced Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. The Balanced Fund will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities). The Balanced Fund intends to enter into puts only with dealers, banks, and broker-dealers which, in the Investment Advisor's opinion, present minimal credit risks.

REPURCHASE AGREEMENTS

  Securities held by the Growth Funds may be subject to repurchase agreements. If the seller under a repurchase agreement were to default on its repurchase obligation or become insolvent, the Growth Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Growth Fund were delayed pending court action. Additionally, if the seller should be involved in bankruptcy or insolvency proceedings, the Growth Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Growth Fund is treated as an unsecured creditor and required to return the underlying security to the seller's estate.

REVERSE REPURCHASE AGREEMENTS

  Each of the Growth Funds may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, a Growth Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Growth Fund may decline below the price at which the Fund is obligated to repurchase the securities.

OTHER INVESTMENT PRACTICES

  Each Growth Fund may invest up to 5% of the value of its total assets in the securities of any one money market mutual fund (including Shares of the AmSouth Prime Obligations Fund and the AmSouth U.S. Treasury Fund), provided that no more than 10% of a Growth Fund's total assets may be invested in the securities of money market mutual funds in the aggregate. In order to avoid the imposition of additional fees as a result of investments in Shares of other AmSouth Mutual Funds, the Investment Advisor and the Administrator (see "MANAGEMENT OF AMSOUTH MUTUAL FUNDS" -- "Investment Advisor" and "Administrator and Distributor") will not retain the portion of their usual service fees from the Growth Funds that are attributable to investments by a Growth Fund in Shares of those Funds up to the rate paid in those Funds. The Investment Advisor and the Administrator will promptly forward such fees to the Growth Funds. Each Growth Fund will incur additional expenses due to the duplication of expenses as a result of investing in securities of other unaffiliated money market mutual funds. Additional restrictions regarding the Growth Funds' investments in the securities of an unaffiliated money market fund and/or the AmSouth Prime Obligations Fund and the AmSouth U.S. Treasury Fund are contained in the Statement of Additional Information.

  In order to generate additional income, each Growth Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. While the lending of securities may subject a Growth Fund to certain risks, such as delays or the inability to regain the securities in the event the borrower were to default on its lending agreement or enter into bankruptcy, the Growth Fund will receive 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by AmSouth and should the market value of the loaned securities increase, the borrower will furnish additional collateral to the Growth Fund. During the time portfolio securities are on loan, the borrower pays the Growth Fund any dividends or interest paid on such securities. Loans are subject to termination by the Growth Funds or the borrower at any time. While the Growth Funds do not have the right to vote securities on loan, the Growth Funds intend to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The Growth Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which AmSouth has determined are creditworthy under guidelines established by the Trust's Board of Trustees.

  Each Growth Fund may engage in the technique of short-term trading. Such trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income of the Growth Fund in order to take advantage of what AmSouth believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the turnover rate of a Growth Fund and its transaction costs.

  The portfolio turnover of each Growth Fund may vary greatly from year to year as well as within a particular year. High turnover rates will generally result in higher transaction costs and higher levels of taxable realized gains to the Fund's shareholders.

                            INVESTMENT RESTRICTIONS

  Each of the Growth Funds is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding shares of that Fund (see "GENERAL INFORMATION -- Miscellaneous" in this prospectus).

  No Growth Fund may:

  1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of such Growth Fund's total assets would be invested in such issuer, or such Growth Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of each Growth Fund's total assets may be invested without regard to such limitations.

There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

  2. Purchase any securities which would cause 25% or more of the value of such Growth Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

  3. Borrow money or issue senior securities, except that each Growth Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of such Growth Fund's total assets at the time of its borrowing. A Growth Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

  4. Make loans, except that each Growth Fund may purchase or hold debt securities and lend portfolio securities in accordance with its investment objective and policies, and may enter into repurchase agreements.

                              VALUATION OF SHARES

  The net asset value of each Growth Fund is determined and its Shares are priced as of 4:00 p.m., Eastern Time (the "Valuation Time") on each Business Day of such Fund. As used herein a "Business Day" constitutes any day on which the New York Stock Exchange (the "NYSE") is open for trading and the Federal Reserve Bank of Atlanta is open, except days on which there are not sufficient changes in the value of the Fund's portfolio securities that the Fund's net asset value might be materially affected, or days during which no Shares are tendered for redemption and no orders to purchase Shares are received. Currently, either the NYSE or the Federal Reserve Bank of Atlanta is closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day. Net asset value per Share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to a Growth Fund, less the liabilities charged to that Fund, by the number of the outstanding Shares of that Fund. The net asset value per Share of each Growth Fund will fluctuate as the value of its investment portfolio changes.

  The securities in each Growth Fund will be valued at market value. If market quotations are not available, the securities will be valued by a method which the Board of Trustees of the Trust believes accurately reflects fair value. For further information about valuation of investments in the Growth Funds, see the Statement of Additional Information.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

  Shares in each of the Growth Funds are sold on a continuous basis by the Trust's distributor, BISYS Fund Services (the "Distributor"). The principal office of the Distributor is 3435 Stelzer Road, Columbus, Ohio 43219. If you wish to purchase Shares, contact the Trust at (800) 451-8382.

PURCHASES OF SHARES

  Shares of the Growth Funds may be purchased through procedures established by the Distributor in connection with requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by AmSouth or its correspondent or affiliated banks (collectively, the "Banks"). These procedures may include instructions under which a Customer's account is "swept" automatically no less frequently than weekly and amounts in excess of a minimum amount agreed upon by a Bank and its Customer are invested by the Distributor in Shares of the Growth Funds. These procedures may also include transactions whereby AmSouth as agent purchases Shares of the Growth Funds in amounts that correspond to the market value of securities sold to the Growth Funds by AmSouth as agent.

  Shares of the Trust sold to the Banks acting in a fiduciary, advisory, custodial, agency, or other similar capacity on behalf of Customers will normally be held of record by the Banks. With respect to Shares so sold, it is the responsibility of the particular Bank to transmit purchase or redemption orders to the Distributor and to deliver federal funds for purchase on a timely basis. Beneficial ownership of the Shares will be recorded by the Banks and reflected in the account statements provided by the Banks to Customers.

  Investors may also purchase Shares of a Growth Fund by completing and signing an Account Registration Form and mailing it, together with a check (or other negotiable bank draft or money order) in at least the minimum initial purchase amount, payable to the Trust, in care of AmSouth Mutual Funds, Department L 1304, Columbus, Ohio 43260-1304. Subsequent purchases of Shares of a Growth Fund may be made at any time by mailing a check (or other negotiable bank draft or money order) payable to the Trust, to the above address.

  If an Account Registration Form has been previously received by the Distributor, investors may also purchase Shares either by telephone or by wiring funds to the Trust's custodian. Telephone orders may be placed by calling the Trust at (800) 451-8382. Payment for Shares ordered by telephone may be made by check and must be received by the Trust's custodian within seven days of the telephone order. If payment is not received within seven days or a check timely received does not clear, the purchase will be cancelled and the investor could be liable for any losses or fees incurred. In the case of purchases of Shares effected by wiring funds to the Trust's custodian, investors must call the Trust at (800) 451-8382 to obtain instructions regarding the bank account number into which the funds should be wired and other pertinent information.

  Investors may also purchase Shares by arranging systematic monthly, bi-monthly or quarterly investments into the Funds with the Trust's Automatic Investment Plan ("AIP"). The minimum investment amounts are $50 per transfer and the maximum amount with respect to any transfer is $100,000. After investors give the Trust proper authorization, their bank accounts, which must be with banks that are members of the Automated Clearing House, will be debited accordingly to purchase Shares. Investors will receive a confirmation from the Trust for every transaction, and a withdrawal will appear on their bank statements.

  To participate in AIP, investors must complete the appropriate sections of the Account Registration form or call for instructions. This form may be obtained by calling the Trust at (800) 451-8382. The amount investors specify will automatically be invested in Shares at the specified Fund's public offering price per Share next determined after the debit is made.

  To change the frequency or amount invested, written instructions must be received by the Trust at least seven Business Days in advance of the next transfer. If the bank or bank account number is changed, instructions must be received by the Trust at least 20 Business Days in advance. In order to change a bank or bank account number, investors also must have their signature guaranteed by a bank, broker, dealer, credit union, securities exchange, securities association, clearing agency or savings association, as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (an "Eligible Guarantor Institution"). Signature guarantees are described more fully under "REDEMPTION BY MAIL" below. If there are insufficient funds in the investor's designated bank account to cover the Shares purchased using AIP, the investor's bank may charge the investor a fee or may refuse to honor the transfer instruction (in which case no Fund Shares will be purchased).

  Investors should check with their banks to determine whether they are members of the Automated Clearing House and whether their banks charge a fee for transferring funds through the Automated Clearing House. Expenses incurred by the Funds related to AIP are borne by the Funds and therefore there is no direct charge by the Funds to investors for use of these services.

  Shares of each Growth Fund are purchased at the public offering price per Share, which is the net asset value per Share (see "VALUATION OF SHARES") next determined after receipt by the Distributor of an order in good form to purchase Shares plus the applicable sales charge as described below. Purchases of Shares of a Growth Fund will be effected only on a Business Day (as defined in "VALUATION OF SHARES") of such Fund. An order received prior to the Valuation Time on any Business Day will be executed based on the net asset value determined as of the Valuation Time on the date of receipt. An order received after the Valuation Time on any Business Day will be executed based on the net asset value determined as of the next Business Day.

  The minimum investment is $1,000 for the initial purchase of Shares of a Growth Fund by an investor. There is no minimum investment for subsequent purchases; however, as described above, the minimum subsequent investment when using AIP is $50 per transfer. The minimum initial investment amount may be waived if purchases are made in connection with Individual Retirement Accounts, Keogh plans or similar plans. For information on IRAs or Keoghs or similar plans, contact AmSouth at (800) 444-4727.

  Depending upon the terms of a particular Customer account, the Banks may charge a Customer's account fees for automatic investment and other cash management services provided in connection with investment in the Growth Funds. Information concerning these services and any charges can be obtained from the Banks. This Prospectus should be read in conjunction with any such information received from the Banks.

  The Trust reserves the right to reject any order for the purchase of its Shares in whole or in part, including purchases made with foreign and third party checks.

  Every Shareholder will receive a confirmation of each new transaction in his or her account, which will also show the total number of Shares of the particular Fund owned by the Shareholder. Reports of purchases and redemptions of Shares by Banks on behalf of their Customers will be sent by the Banks to their Customers. Shareholders may rely on these statements in lieu of certificates. Certificates representing Shares will not be issued.

SALES CHARGE

  The public offering price of a share of a Growth Fund equals its net asset value plus a sales charge. The Winsbury Company receives this sales charge as Distributor and may re-allow a portion of it as dealer discounts and brokerage commissions. However, Winsbury, at its sole discretion, may pay certain dealers all or part of the portion of the sales charges it receives. A broker or dealer who receives a reallowance in excess of 90% of the sales charge may be deemed to be an "underwriter" for purposes of the Securities Act of 1933.

                                                                                              DEALER
                                                  SALES CHARGE AS                            ALLOWANCE
                                                  A PERCENTAGE OF     SALES CHARGE AS     AS A PERCENTAGE
                                                    NET AMOUNT        A PERCENTAGE OF       OF OFFERING
              AMOUNT OF PURCHASE                     INVESTED         OFFERING PRICE           PRICE
----------------------------------------------    ---------------     ---------------     ---------------
Less than $50,000.............................          4.71%               4.50%               4.05%
$50,000 but less than $100,000................          4.17%               4.00%               3.60%
$100,000 but less than $250,000...............          3.09%               3.00%               2.70%
$250,000 but less than $500,000...............          2.04%               2.00%               1.80%
$500,000 but less than $1,000,000.............          1.01%               1.00%                .90%
$1,000,000 or more............................           -0-                 -0-                 -0-

  From time to time dealers who receive dealer discounts and broker commissions from the Distributor may reallow all or a portion of such dealer discounts and broker commissions to other dealers or brokers. The Distributor, at its expense, will also provide additional compensation to dealers in connection with sales of Shares of any of the Funds. Such compensation will include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Funds of the Trust, and/or other dealer-sponsored special events. In some instances, this compensation will be made available only to certain dealers whose representatives have sold a significant amount of such Shares. Compensation will include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to location within or outside the United States for meetings or seminars of a business nature. Compensation will also include the following types of non-cash compensation offered through sales contests: (1) vacation trips, including the provision of travel arrangements and lodging at luxury resorts at an exotic location, (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of a Fund's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by any Fund or its Shareholders.

  The sales charges set forth in the table above are applicable to purchases made at one time by any purchaser (a "Purchaser"), which includes: (i) an individual, his or her spouse and children under the age of 21; (ii) a trustee or other fiduciary of a single trust estate or single fiduciary account; or
(iii) any other organized group of persons, whether incorporated or not, provided that such organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company. In order to qualify for a lower sales charge, all orders from a Purchaser will have to be placed through a single investment dealer and identified at the time of purchase as originating from the same Purchaser, although such orders may be placed into more than one discrete account which identifies the Purchasers.

SALES CHARGE WAIVERS

  The following classes of investors may purchase Shares of a Growth Fund with no sales charge in the manner described below (which may be changed or eliminated at any time by the Distributor):

  (1) Existing Shareholders of a Growth Fund upon the reinvestment of dividend and capital gain distributions;

  (2) Officers, trustees, directors, employees and retired employees of the Trust, AmSouth Bancorporation and its affiliates, and BISYS Fund Services and its affiliates (and spouses and children of each of the foregoing);

  (3) Investors for whom AmSouth Bancorporation or one of its affiliates acts in a fiduciary, advisory, (non-retirement account), agency or similar capacity; and

  (4) Investors who purchase Shares of a Growth Fund through a 401(k) plan or a 403(b) plan which by its terms permits purchases of Shares.

  (5) Employees (and their spouses and children under the age of 21) of any broker-dealer with which the Distributor enters into a dealer agreement to sell Shares of the Funds.

  (6) Orders placed on behalf of other investment companies distributed by the Distributor and its affiliated companies.

  (7) Investors who purchase Shares of a Growth Fund through certain broker-dealers, registered investment advisers and other financial institutions that have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account," asset allocation or a similar program under which such clients pay a fee to such broker-dealer, registered investment advisor or other financial institution.

  From time to time, for special promotional purposes, the Distributor may offer special concessions to enable investors to purchase shares of a Fund offered by the Trust at net asset value without payment of a front-end charge. To qualify for a net asset value purchase, the investor must pay for such purchase with the proceeds from the redemption of shares of a non-affiliated mutual fund on which a front-end sales charge was paid. A qualifying purchase of shares must occur within 30 days of prior redemption and must be evidenced by a confirmation of the redemption transaction. At the time of purchase, the investment representative must notify the Distributor that the purchase qualifies for a purchase at net asset value. Proceeds from the redemption of shares on which no front-end sales charge was paid do not qualify for a purchase at net asset value.

  The Distributor may also periodically waive the sales charge for all investors with respect to any Growth Fund.

LETTER OF INTENT

  By checking the Letter of Intent box on the account application, a shareholder becomes eligible for reduced sales charges applicable to the total amount invested in shares of a Growth Fund over a 13-month period (beginning up to 90 days prior to the date indicated on the account application). The Trust's Transfer Agent will hold in escrow 5% of the amount indicated for payment of the higher sales charge if a shareholder does not purchase the full amount indicated on the account application. Upon completion of the total minimum investment specified on the account application, the escrow will be released, and an adjustment will be made to reflect any reduced sales charge applicable to shares purchased during the 90-day period prior to submission of the account application. Additionally, if the total purchases within the 13-month period exceed the amount specified, an adjustment will be made to reflect further reduced sales charges applicable to such purchases. All such adjustments will be made at the conclusion of the 13-month period in the form of additional shares credited to the shareholder's account at the then current Public Offering Price applicable to a single purchase of the total amount of the total purchases. If total purchases are less than the amount specified, escrowed shares may be involuntarily redeemed to pay the additional sales charge. Checking a Letter of Intent box does not bind an investor to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but an investor must complete the intended purchase to obtain the reduced sales load.

  For further information about Letters of Intent, interested investors should contact the Trust at (800) 451-8382. This program, however, may be modified or eliminated at any time or from time to time by the Distributor without notice.

CONCURRENT PURCHASES AND RIGHT OF ACCUMULATION

  A Purchaser may qualify for a reduced sales charge by combining concurrent purchases of Shares of a Growth Fund and one or more of the other Funds of the Trust sold with a sales charge or by combining a current purchase of Shares of a Growth Fund with prior purchases of Shares of any Fund of the Trust sold subject to a sales charge. The applicable sales charge is based on the sum of (i) the Purchaser's current purchase of shares of any Fund sold with a sales charge plus
(ii) the then current net asset value of all Shares held by the Purchaser in any Fund sold with a sales charge. To receive the applicable public offering price pursuant to the right of accumulation Shareholders must at the time of purchase provide the Transfer Agent or the Distributor with sufficient information to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Distributor.

EXCHANGE PRIVILEGE

  Shareholders may exchange Shares of any Growth Fund on the basis of the relative net asset value of the Shares exchanged, without payment of a sales charge, for Shares of any other Fund of the Trust so long as they maintain the respective minimum account balance in each Fund in which they own Shares. Shareholders may exchange Shares of a Fund without a sales charge for Shares of a Fund with a sales charge, by paying the applicable sales charge, so long as they maintain the respective minimum account balances in each Fund in which they own Shares. Shares of a Fund without a sales charge that were acquired through an exchange of Shares of a Fund with respect to which a sales charge was paid may be exchanged for Shares of a Fund with a sales charge without payment of a sales charge provided that such an exchange may only be made once during each calendar year and only upon the written request of a Shareholder. Shareholders must at the time of purchase provide the Transfer Agent or the Distributor with sufficient information to permit confirmation of qualification.

  An exchange is considered to be a sale of Shares for federal income tax purposes on which a Shareholder may realize a capital gain or loss. In general, if a Shareholder exchanges Growth Fund Shares for Shares of another Fund without paying a sales charge, the gain or loss on the sale of the Growth Fund Shares will be calculated without taking into account the sales charge paid on the Growth Fund Shares if the Shares were not held for at least 91 days. The sales charge will instead be added to the basis of the Fund Shares acquired in the exchange. The application of this rule will increase the gain or reduce the loss that the Shareholder would otherwise recognize on the exchange of the Shares of the Growth Fund.

  Before an exchange can be effected, a Shareholder must receive a current prospectus of the Fund into which the Shares are exchanged. An exchange may be made by calling the Trust at (800) 451-8382 or by mailing written instructions to the Transfer Agent. Exchange privileges may be exercised only in those states where Shares of such other Funds of the Trust may legally be sold, and may be amended or terminated at any time upon sixty (60) days' notice.

  The Trust's exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Trust and increase transaction costs, the Trust has established a policy of limiting excessive exchange activity. Exchange activity will not be deemed excessive if limited to four substantive exchange redemptions from a Fund during any calendar year.

DIRECTED DIVIDEND OPTION

  Shareholders can elect to have dividend distributions (capital gains, dividends, dividends and capital gains) paid by check or reinvested within the Fund or reinvested in other AmSouth Mutual Funds of the same shareholder registration without a sales charge. To participate in the Directed Dividend Option, a shareholder must maintain a minimum balance of $1,000 in each Fund into which he or she plans to reinvest dividends.

  The Directed Dividend Option may be modified or terminated without notice. In addition, the Trust may suspend a shareholder's Directed Dividend Option without notice if the account balance is less than the minimum $1,000. Participation in the Option may be terminated or changed by the shareholder at anytime by writing the Distributor. The Directed Dividend Option is not available to participants in an AmSouth Mutual Funds IRA.

REDEMPTION OF SHARES

  Shares may ordinarily be redeemed by mail or by telephone. However, all or part of a Customer's Shares may be redeemed in accordance with instructions and limitations pertaining to his or her account at a Bank.

REDEMPTION BY MAIL

  A written request for redemption must be received by the Transfer Agent in order to constitute a valid tender for redemption. The Transfer Agent will require a signature guarantee by an eligible guarantor institution. For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. The signature guarantee requirement will be waived if the following conditions apply: (1) the redemption check is payable to the Shareholder(s) of record; and (2) the redemption check is mailed to the Shareholder(s) at the address of record or the proceeds are either mailed or wired to a financial institution account previously designated. There is no charge for having redemption requests mailed to a designated bank account.

REDEMPTION BY TELEPHONE

  A Shareholder may have the payment of redemption requests wired or mailed directly to a domestic commercial bank account previously designated by the Shareholder on the Account Registration Form. Under most circumstances, such payments will be transmitted on the next Business Day following receipt of a valid request for redemption. Such wire redemption requests may be made by the Shareholder by telephone to the Transfer Agent. The Transfer Agent may reduce the amount of a wire redemption payment from the maximum wire redemption charge of $15.00. Such charge is presently $7.00 for each wire redemption. There is no charge for having payment of redemption requests mailed or sent via Automated Clearing House to a designated bank account. For telephone redemptions, call the Trust at (800) 451-8382. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if these procedures are not followed, the Trust may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to Shareholders within 72 hours of the telephone transaction, verifying the account name and a shareholder's account number or tax identification number and sending redemption proceeds only to the address of record or to a previously authorized account.

PAYMENTS TO SHAREHOLDERS

  Redemption orders are effected at the net asset value per Share next determined after the Shares are properly tendered for redemption, as described above. The proceeds paid upon redemption of Shares in a Growth Fund may be more or less than the amount invested. Payment to Shareholders for Shares redeemed will be made within seven days after receipt by the Transfer Agent of the request for redemption. However, to the greatest extent possible, the Trust will attempt to honor requests from Shareholders for next Business Day payments upon redemption of Shares if the request for redemption is received by the Transfer Agent before 4:00 p.m., Eastern Time, on a Business Day or, if the request for redemption is received after 4:00 p.m., Eastern Time, to honor requests for payment within two Business Days, unless it would be disadvantageous to the Trust or the Shareholders of the particular Growth Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

  At various times, the Trust may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, the Trust may delay the forwarding of proceeds only until payment has been collected for the purchase of such Shares which may take up to 15 days or more. To avoid delay in payment upon redemption shortly after purchasing Shares, investors should purchase Shares by certified or bank check or by wire transfer. The Trust intends to pay cash for all Shares redeemed, but under abnormal conditions which make payment in cash unwise, the Trust may make payment wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

  Due to the relatively high cost of handling small investments, the Trust reserves the right to redeem, at net asset value, the Shares of any Shareholder if, because of redemptions of Shares by or on behalf of the Shareholder, the account of such Shareholder in any Growth Fund has a value of less than $250. Accordingly, an investor purchasing Shares of a Growth Fund in only the minimum investment amount may be subject to such involuntary redemption if he or she thereafter redeems some of his or her Shares. Before the Trust exercises its right to redeem such Shares and to send the proceeds to the Shareholder, the Shareholder will be given notice that the value of the Shares of a Growth Fund in his or her account is less than the minimum amount and will be allowed 60 days to make an additional investment in an amount which will increase the value of the account to at least $250.

  See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION" in the Statement of Additional Information for examples of when the Trust may suspend the right of redemption or redeem Shares involuntarily if it appears appropriate to do so in light of the Trust's responsibilities under the Investment Company Act of 1940.

                              DIVIDENDS AND TAXES

  The net income of each of the Growth Funds will be declared monthly as a dividend to Shareholders at the close of business on the day of declaration. Dividends will generally be paid monthly. Distributable net realized capital gains are distributed annually to Shareholders of record. A Shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional Shares unless the Shareholder elects to receive such dividends or distributions in cash. Dividends and distributions are reinvested without a sales charge as of the ex-dividend date using the net asset value determined on that date and are credited to a Shareholder's account on the payment date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash. Dividends are generally taxable when received. However, dividends declared in October, November, or December to Shareholders of record during those months and paid during the following January are treated for tax purposes as if they were received by each Shareholder on December 31 of the prior year. Elections to receive dividends or distributions in cash, or any revocation thereof, must be made in writing to the Transfer Agent at 3435 Stelzer Road, Columbus, Ohio 43219, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.

  Each of the Growth Funds is treated as a separate entity for Federal income tax purposes. Each of the Growth Funds intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). If they so qualify, the Growth Funds will not have to pay federal income taxes on net income and net capital gain income that they distribute to shareholders. Regulated investment companies are also subject to a federal excise tax if they do not distribute their income on a timely basis. The Growth Funds intend to avoid paying federal income and excise taxes by timely distributing substantially all their net income and net capital gain income.

  A distribution to a Shareholder of net investment income (generally the Fund's ordinary income) and the excess, if any, of short-term capital gain over net long-term loss will be taxable to the Shareholder as ordinary income. The 70% dividends-received deduction for corporations generally will apply to the Fund's distributions to corporations to the extent such distributions represent amounts that would qualify for the dividends-received deduction if the Fund were a regular corporation and are designated by the Fund as qualifying for the dividends-received deduction.

  A distribution by a Growth Fund of the excess of net long-term capital gain over net short-term capital loss designated by such Fund as a capital gain dividend is taxable to Shareholders as long-term capital gain, regardless of how long the Shareholder has held Shares in such Fund. Such distributions are not eligible for the dividends-received deduction.

  Prior to purchasing Shares of a Growth Fund, the impact of dividends or capital gains distributions which are expected to be declared or have been declared, but not paid, should be carefully considered. Dividends or capital gains distributions paid after a purchase of Shares are subject to federal income taxes, although in some circumstances the dividend or distribution may be, as an economic matter, a return of capital. A Shareholder should consult his or her own adviser for any special advice.

  Dividends received by a Shareholder that are derived from a Growth Fund's investments in U.S. government obligations may not be entitled to the exemptions from state and local income taxes that would be available if the Shareholder had purchased U.S. government obligations directly.

  A Shareholder will generally recognize capital gain or loss on the sale or exchange of shares in a Growth Fund. If a Shareholder receives a capital gain dividend with respect to a Share of a Growth Fund and such Share is held for six months or less, any loss on the sale or exchange of such Share shall be treated as a long-term capital loss to the extent of the capital gain dividend.

  The foregoing discussion is limited to federal income tax consequences and is based on tax laws and regulations which are in effect as of the date of this Prospectus; such laws and regulations may be changed by legislative or administrative actions. The foregoing is also intended only as a brief summary of some of the important tax considerations generally affecting the Growth Funds and their Shareholders. Potential investors in the Growth Funds are urged to consult their tax advisers concerning their own tax situation and concerning the application of state and local taxes which may differ from the federal income tax consequences described above.

  Shareholders will be advised at least annually as to the character for federal income tax purposes of distributions made during the year.

                       MANAGEMENT OF AMSOUTH MUTUAL FUNDS

TRUSTEES OF THE TRUST

  Overall responsibility for management of the Trust rests with the Board of Trustees of the Trust, who are elected by the Shareholders of the Trust. There are currently six Trustees, two of whom are "interested persons" of the Trust within the meaning of that term under the Investment Company

Act of 1940. The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations. The Trustees of the Trust, their current addresses, and principal occupations during the past five years are as follows (if no address is listed, the address is 3435 Stelzer Road, Columbus, Ohio 43219):

                                   POSITION(S) HELD                PRINCIPAL OCCUPATION
       NAME AND ADDRESS             WITH THE TRUST               DURING THE PAST 5 YEARS
------------------------------   ---------------------    --------------------------------------
Dr. Dick D. Briggs, Jr.                 Trustee           From 1981 to present, Professor and
459 DER Building                                          Vice Chairman, Dept. of Medicine,
1808 7th Avenue South                                     Univ. of Alabama at Birmingham School
UAB Medical Center                                        of Medicine; from 1988 to 1992,
Birmingham, Alabama 35294                                 President, CEO and Medical Director,
                                                          Univ. of Alabama Health Services
                                                          Foundation
Wendell D. Cleaver                      Trustee           From September 3, 1993 to present,
209 Lakewood Drive, West                                  retired; from December, 1988 to
Mobile, Alabama 36608                                     August, 1993, Executive Vice
                                                          President, Chief Operating Officer and
                                                          Director, Mobile Gas Service
                                                          Corporation
J. David Huber*                       Trustee and         From June 1987 to present, employee of
                                       President          BISYS Fund Services, Limited
                                                          Partnership
William J. Tomko*                   Chairman of the       From April 1987 to present, employee
                                   Board of Trustees      of BISYS Fund Services, Limited
                                                          Partnership
Homer H. Turner, Jr.                    Trustee           From June 1991 to present, retired;
729 Cary Drive                                            until June 1991, Vice President,
Auburn, Alabama 36830                                     Birmingham Division, Alabama Power
                                                          Company
James H. Woodward, Jr.                  Trustee           From July 1989 to present, Chancellor,
The University of North                                   The University of North Carolina at
  Carolina at Charlotte                                   Charlotte; until July 1989, Senior
Charlotte, North Carolina                                 Vice President, University College,
  28223                                                   University of Alabama at Birmingham

------------
* Indicates an "interested person" of the Trust as defined in the Investment Company Act of 1940.

  The Trustees receive fees and are reimbursed for expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of BISYS Fund Services, or BISYS Fund Services Ohio, Inc. receives any compensation from the Trust for acting as a Trustee. The officers of the Trust (see the Statement of Additional Information) receive no compensation directly from the Trust for performing the duties of their offices. BISYS Fund Services receives fees from the Trust for acting as Administrator and BISYS Fund Services Ohio, Inc. receives fees from the Trust for acting as Transfer Agent for and for providing fund accounting services to the Trust. Mr. Huber and Mr. Tomko are employees of BISYS Fund Services. Mr. Huber also serves as an executive officer of BISYS Fund Services.

INVESTMENT ADVISOR

  AmSouth has served as the investment advisor of each Fund of the Trust since the Trust's inception in August 1988. AmSouth was the first bank in its markets and among the first in the Southeast to serve as an investment advisor for a family of registered mutual funds. AmSouth is the principal bank affiliate of AmSouth Bancorporation, the larg-est banking institution headquartered in the mid-south region consisting of Alabama, Florida, Georgia and Tennessee. AmSouth Bancorporation reported assets as of December 31, 1994 of $16.7 billion and operates more than 317 banking offices in Alabama, Florida, Georgia and Tennessee and 52 mortgage banking offices in nine states. AmSouth has provided investment management services through its Trust Investment Department since 1915. As of March 31, 1995 that department had over $6.3 billion in assets under discretionary management and provided custody services for an additional $678 million in securities, making AmSouth the largest provider of trust services in Alabama. AmSouth served as administrator for over $12 billion in bond issues, and its trust division's Natural Resources Department is ranked as one of the largest natural resource managers in the United States. As Investment Advisor to the Trust, AmSouth provides investors in the Trust with the same professional experienced money management expertise that AmSouth has provided its trust customers.

  Subject to the general supervision of the Trust's Board of Trustees and in accordance with the respective investment objectives and restrictions of the Growth Funds, AmSouth manages the Growth Funds, makes decisions with respect to and places orders for all purchases and sales of their investment securities, and maintains their records relating to such purchases and sales. Pedro Verdu, CFA, is the portfolio manager for the Equity Fund, the Regional Equity Fund and the Balanced Fund and, as such, has had primary responsibility for the day-to-day portfolio management of each Fund since its inception. Mr. Verdu has had twenty-four years of experience as an analyst and portfolio manager; he is currently the Director of Equity Investing at AmSouth.

  Under an investment advisory agreement between the Trust and AmSouth, the fee payable to AmSouth by each Growth Fund for investment advisory services is the lesser of (a) a fee computed daily and paid monthly at the annual rate of up to eighty one-hundredths of one percent (.80%) of such Growth Fund's average daily net assets or (b) such fee as may from time to time be agreed upon in writing by the Group and AmSouth. While this fee is higher than the advisory fee paid by most mutual funds, it is believed to be comparable to advisory fees paid by many funds having similar objectives and policies. A fee agreed to in writing from time to time by the Group and AmSouth may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Growth Fund's expenses and increase the net income of the Fund during the period when such lower fee is in effect.

  During the Trust's fiscal year ended July 31, 1995 AmSouth received investment advisory fees amounting to .80% of the Equity Fund's average net assets, .80% of the Regional Equity Fund's average net assets and .70% of the Balanced Fund's average net assets.

ADMINISTRATOR AND DISTRIBUTOR

  BISYS Fund Services is the administrator for each Fund of the Trust, and also acts as the Trust's principal underwriter and distributor (the "Administrator" or the "Distributor," as the context indicates). BISYS Fund Services is a subsidiary of The BISYS Group, Inc., 150 Clove Road, Little Falls, New Jersey 07424, a publicly owned company engaged in information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations.

  The Administrator generally assists in all aspects of the Growth Funds' administration and operation. Under a management and administration agreement between the Trust and the Administrator, the fee payable by each Growth Fund to the Administrator for administration services is the lesser of (a) a fee computed at the annual rate of up to twenty one-hundredths of one percent (.20%) of such Growth Fund's average daily net assets or (b) such fee as may from time to time be agreed upon in writing by the Trust and the Administrator. A fee agreed to in writing from time to time by the Trust and the Administrator may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Growth Fund's expenses and increase the net income of the Fund during the period when such lower fee is in effect.

  During the Trust's fiscal year ended July 31, 1995, BISYS Fund Services received administration fees amounting to .12% of the Equity Fund's average net assets, .12% of the Regional Equity Fund's average net assets and .12% of the Balanced Fund's average net assets.

SUB-ADMINISTRATOR

  Effective August 1, 1995, AmSouth became the Sub-Administrator to the Trust pursuant to an agreement between the Administrator and AmSouth Pursuant to this agreement, AmSouth has assumed certain of the Administrator's duties, for which AmSouth receives a fee, paid by the Administrator, calculated at an annual rate of up to ten one-hundredths of one percent (.10%) of each Fund's average net assets.

EXPENSES

  AmSouth and the Administrator each bear all expenses in connection with the performance of their services as Investment Advisor and Administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for a Growth Fund. No Growth Fund will bear, directly or indirectly, the cost of any activity primarily intended to result in the distribution of Shares of such Growth Fund; such costs will be borne by the Distributor.

BANKING LAWS

  AmSouth believes that it possesses the legal authority to perform the investment advisory services for the Growth Funds contemplated by its investment advisory agreement with the Trust and described in this Prospectus without violation of applicable banking laws and regulations, and has so represented in its investment advisory agreement with the Trust. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which AmSouth could continue to perform such services for the Trust. See "MANAGEMENT OF The
Trust -- Glass-Steagall Act" in the Statement of Additional Information for further discussion of applicable banking laws and regulations.

                              GENERAL INFORMATION

DESCRIPTION OF THE TRUST AND ITS SHARES

  The Trust was organized as a Massachusetts business trust on October 1, 1987. The Trust has an unlimited number of authorized shares of beneficial interest which may, without shareholder approval, be divided into an unlimited number of series of such shares, and which are presently divided into twelve series of shares, one for each of the following Funds: the AmSouth Prime Obligations Fund, the AmSouth U.S. Treasury Fund, the AmSouth Tax Exempt Fund, the AmSouth Equity Fund, the AmSouth Regional Equity Fund, the AmSouth Balanced Fund, the AmSouth Bond Fund, the AmSouth Limited Maturity Fund, the AmSouth Government Income Fund, the AmSouth Alabama Tax-Free Fund, the AmSouth Municipal Bond Fund and the AmSouth Florida Tax-Free Fund. Each Share represents an equal proportionate interest in a Fund with other Shares of the same series, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Trustees (see "Miscellaneous" below).

  Shareholders are entitled to one vote per share (with proportional voting for fractional shares) on such matters as Shareholders are entitled to vote. Shareholders vote as a single class except (i) when required by the Investment Company Act of 1940, shares shall be voted by individual series and (ii) when the Trustees have determined that the matter affects only the interests of one or more series, then only Shareholders of such series shall be entitled to vote thereon.

  Overall responsibility for the management of the Trust is vested in the Board of Trustees. See "MANAGEMENT OF AmSouth Mutual Funds -- Trustees of the Trust." Individual Trustees are elected by the Shareholders and may be removed by the Board of Trustees or Shareholders at a meeting held for such purpose in accordance with the provisions of the Declaration of Trust and the By-laws of the Trust and Massachusetts law. See "ADDITIONAL INFORMATION -- Miscellaneous" in the Statement of Additional Information for further information.

  As of October 5, 1995, AmSouth was the beneficial owner of approximately 80.5% of the outstanding shares of the Equity Fund, 51.6% of the outstanding shares of the Regional Equity Fund and 83.4% of the outstanding shares of the Balanced Fund, and may be deemed to be a "controlling person" of each of the Equity Fund, the Regional Equity Fund and the Balanced Fund within the meaning of the Investment Company Act of 1940.

CUSTODIAN

  Bank of California, N.A. serves as custodian for the Trust.

TRANSFER AGENT AND FUND ACCOUNTING SERVICES

  BISYS Fund Services Ohio, Inc. serves as transfer agent for and provides fund accounting services to the Trust.

PERFORMANCE INFORMATION

  From time to time performance information for a Growth Fund showing its total return and/or yield may be presented in advertisements and sales literature. Average annual total return will be calculated for the past year and the period since the establishment of the Growth Fund. Total return is measured by comparing the value of an investment in the Growth Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming the investor paid the maximum sales load on the investment and assuming immediate reinvestment of any dividends or capital gains distributions). Aggregate total return is calculated similarly to average total return except that the return figure is aggregated over the relevant period instead of annualized. Yield will be computed by dividing the Growth Fund's net investment income per share earned during a recent one-month period by the Growth Fund's per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result.

  Investors may also judge the performance of each Growth Fund by comparing its performance to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and data such as that provided by Lipper Analytical Services, Inc. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, Ibbotson Associates, Inc., Morning Star, Inc., CDA/Wiesenberger, Pensions and Investments, U.S.A. Today, and local newspapers and periodicals. In addition to performance information, general information about these Funds that appears in a publication such as those mentioned above may be included in advertisements, sales literature and in reports to Shareholders. Additional performance information is contained in the Trust's Annual Report, which is available free of charge by calling the number on the front page of the prospectus.

  Information about the performance of a Growth Fund is based on the Growth Fund's record up to a certain date and is not intended to indicate future performance. Yield and total return are functions of the type and quality of instruments held in a Growth Fund, operating expenses, and marketing conditions. Any fees charged by a Bank with respect to customer accounts investing in Shares of a Growth Fund will not be included in performance calculations.

MISCELLANEOUS

  Shareholders will receive unaudited semi-annual reports and annual reports audited by independent public accountants.

  As used in this Prospectus and in the Statement of Additional Information, "assets belonging to a Fund" means the consideration received by the Trust upon the issuance or sale of Shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and any general assets of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund by the Trust's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. It is anticipated that the factor that will be used by the Board of Trustees in making allocations of general assets to particular Funds will be the relative net assets of the respective Funds at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses in respect of that Fund, and with a share of the general liabilities and expenses of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund in proportion to the relative net assets of the respective Funds at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to particular Funds will be determined by the Board of Trustees of the Trust and will be in accordance with generally accepted accounting principles. Determinations by the Board of Trustees of the Trust as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive.

  As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Trust or a particular Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of the Trust or such Fund present at such meeting at which the holders of more than 50% of the votes attributable to the Shareholders of record of the Trust or such Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of the Trust or such Fund.

  Under Massachusetts law, Shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims Shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in every agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any Shareholder of such Fund held liable on account of being or having been a Shareholder. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

  Inquiries regarding the Trust may be directed in writing to the Trust at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling toll free (800) 451-8382.

AMSOUTH MUTUAL FUNDS

INVESTMENT ADVISOR

LOGO
AmSouth Bank of Alabama
1901 Sixth Avenue North
Birmingham, AL 35203

DISTRIBUTOR
BISYS Fund Services, Limited Partnership
3435 Stelzer Road
Columbus, OH 43219

LEGAL COUNSEL
Ropes & Gray
One Franklin Square
1301 K Street, N.W.
Suite 800 East
Washington, DC 20005-3333

TRANSFER AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

AUDITORS
Coopers & Lybrand L.L.P.
100 East Broad Street
Columbus, OH 43215

TABLE OF CONTENTS

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The Trust.................................     2
Fee Table.................................     2
Financial Highlights......................     3
Investment Objectives and Policies........     5
Investment Restrictions...................     9
Valuation of Shares.......................    10
How to Purchase and Redeem Shares.........    11
Dividends and Taxes.......................    17
Management of AmSouth Mutual Funds........    18
General Information.......................    21

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                      LOGO
                                  GROWTH FUNDS

                                      LOGO
                            AMSOUTH BANK OF ALABAMA

                               INVESTMENT ADVISOR
                        --------------------------------
                                THIS PRODUCT IS
                                NOT FDIC INSURED
                        --------------------------------

                    BISYS FUND SERVICES, LIMITED PARTNERSHIP
                       Prospectus dated November 30, 1995